--------------------------------------------------------------------------------
                          A Letter To Our Shareholders



Dear Shareholder:


     The 12 month period ended August 31, 1998 saw a continuation of the positive economic and market conditions that have prevailed over the past three years. Late in the period, however, both equity and bond markets started to experience higher levels of volatility.

     Such volatility suggests that money market securities may once again be poised to demonstrate their true value as relatively safer investments where investors seek to protect their principal and earn interest. Through its investment in the Cash Reserves Portfolio the Excelsior Institutional Money Fund can play a valuable role in investors' diversified investment portfolios.

     Excelsior Institutional Money Fund's annualized current 7-day yield for the period ended August 31, 1998 was 5.47% and for the same period the Fund's annualized effective 7-day yield was 5.62% after taking into account the effect of compounding.*


     This Annual Report reviews the Fund and Portfolio's investment activities and performance over the past year. On behalf of the Board of Trustees and staff of Excelsior Funds, I want to extend our sincere appreciation to all of our shareholders. We thank you for your confidence and participation and we look forward to continuing to help you achieve your financial goals.



/s/ Frederick S. Wonham
-----------------------------------
Frederick S. Wonham
Chairman of the Board and President


October 22, 1998


*Annualized effective yield is based upon dividends declared daily and reinvested monthly.



The shares of the Fund are neither insured nor guaranteed by the U.S. Government. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so on a continuing basis.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY OR GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Statement Of Assets And Liabilities August 31, 1998


Assets:
Investments in Cash Reserves Portfolio (the "Portfolio"), at value (Note 1) ....     $ 174,145,038
Deferred organization expenses (Note 1) ........................................             8,021
                                                                                     -------------
 Total assets ..................................................................       174,153,059
                                                                                     -------------
Liabilities:
Dividends payable ..............................................................           492,177
Payable for fund shares redeemed ...............................................         1,500,000
Shareholder servicing fees payable (Note 2) ....................................           311,954
Administration service fees payable (Note 2) ...................................             2,335
Transfer agent fees payable (Note 2) ...........................................             2,128
Other accrued expenses .........................................................            25,309
                                                                                     -------------
 Total liabilities .............................................................         2,333,903
                                                                                     -------------
Net Assets for 171,819,156 shares of beneficial interest outstanding ...........     $ 171,819,156
                                                                                     =============
Represented by:
Paid-in capital ................................................................     $ 171,819,156
                                                                                     =============
Net Asset Value, Offering Price and Redemption Price Per Share .................     $        1.00
                                                                                     =============


 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Statement Of Operations
 For the year ended August 31, 1998


Investment Income from Portfolio (Note 1):
Interest income (includes $17,160 of net realized gains) .......                   $ 10,776,590
Allocated expenses .............................................                       (187,207)
                                                                                   ------------
                                                                                     10,589,383
Expenses (Note 1):
Shareholder servicing fees (Note 2) ............................    $  747,297
Administration service fees (Note 2) ...........................       186,824
Professional fees ..............................................        50,542
Amortization of organization expenses (Note 1) .................        42,435
Registration fees ..............................................        36,045
Prospectus and shareholders' reports ...........................        26,003
Transfer agent fees (Note 2) ...................................        24,745
Trustees' fees and expenses (Note 2) ...........................        19,750
Miscellaneous expenses .........................................           171
                                                                    ----------
 Total expenses ................................................     1,133,812
 Less: Waiver of shareholder servicing fees (Note 2) ...........      (725,026)
 Less: Waiver of administration service fees (Note 2) ..........      (128,164)
                                                                    ----------
 Net expenses ..................................................                        280,622
                                                                                   ------------
Net investment income from operations ..........................                   $ 10,308,761
                                                                                   ============

                              See notes to financial statements

 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets


                                                                     For the Year Ended August 31,
                                                                       1998                  1997
                                                               -------------------   -------------------
Increase (Decrease) in Net Assets:
Net investment income from operations ......................    $     10,308,761      $     16,949,906
                                                                ----------------      ----------------
Dividends to shareholders from net investment income .......         (10,308,761)          (16,949,906)
                                                                ----------------      ----------------
Transactions in Shares of Beneficial Interest
 ($1.00 Per Share)
Net proceeds from shares sold ..............................       2,050,291,956         4,074,986,293
Reinvestment of dividends ..................................           3,681,052             6,115,286
Cost of shares redeemed ....................................      (2,197,914,554)       (4,058,630,393)
                                                                ----------------      ----------------
 Net increase (decrease) in net assets resulting from
   transactions in shares of beneficial interest ...........        (143,941,546)           22,471,186
                                                                ----------------      ----------------
 Total increase (decrease) in net assets ...................        (143,941,546)           22,471,186
Net Assets:
Beginning of year ..........................................         315,760,702           293,289,516
                                                                ----------------      ----------------
End of year ................................................    $    171,819,156      $    315,760,702
                                                                ================      ================


 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Financial Highlights






                                                                                                                    For the period
                                                                                                                   November 8, 1993
                                                                                                                   (commencement of
                                                                       For the Year ended August 31,                operations) to
                                                              1998           1997           1996        1995        August 31, 1994
                                                      -------------  -------------  -------------  ------------   ------------------
Net Asset Value, beginning of period ...............    $   1.00        $  1.00        $  1.00        $  1.00       $     1.00
Net investment income from operations ..............      0.0551         0.0543         0.0547         0.0579           0.0308
Dividends from net investment income ...............     (0.0551)       (0.0543)       (0.0547)       (0.0579)         (0.0308)
                                                        ---------      ---------      ---------      ---------     ------------
Net Asset Value, end of period .....................    $  1.00         $  1.00        $  1.00        $  1.00       $     1.00
                                                        =========      =========      =========      =========     ============
Total Return .......................................       5.65%          5.57%          5.61%          5.95%            3.87%(2)
                                                        =========      =========      =========      =========     ============
Ratios:
 Net investment income to average net assets (1)           5.52%          5.40%          5.55%          5.59%            4.39%(2)
 Expenses to average net assets (1) ................       0.25%          0.25%          0.25%          0.25%            0.19%(2)
Total Net Assets, end of period (000's omitted) ....    $171,819       $315,761       $293,290       $638,111      $   770,658
(1) Reflects the Fund's proportionate share of the Portfolio's expenses as well as voluntary fee waivers by agents of the Portfolio and the Trust. If the voluntary fee waivers had not been in place, the ratios of net investment income and expenses to average net assets would have been as follows:
    Net investment income to average net assets .....       4.94%          4.92%          5.11%          5.16%            4.28%(2)
    Expenses to average net assets ..................       0.83%          0.74%          0.69%          0.68%            0.31%(2)
(2) Annualized


                       See notes to financial statements

     Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
     Notes To Financial Statements

(1) Significant Accounting Policies
Excelsior Institutional Money Fund (the "Fund") is a series of Excelsior Funds (the "Trust"), an open-end diversified management investment company registered under the Investment Company Act of 1940.

U.S. Trust Company of Connecticut ("U.S. Trust Connecticut"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services ("FAS"), a wholly-owned subsidiary of Federated Investors, Inc. (collectively, the "Administrators"), serve as Administrators of the Trust. U.S. Trust Connecticut is a wholly-owned subsidiary of U.S. Trust Corporation ("U.S. Trust"), a registered bank holding company. Edgewood Services, Inc. ("Edgewood"), a wholly-owned subsidiary of Federated Investors, Inc. serves as distributor to the Fund.

It is the Fund's policy, to the extent possible, to maintain a continuous net asset value of $1.00 per share; the Fund has adopted certain investment, valuation, dividend and distribution policies to enable it to do so.

The Fund invests all of its investable assets in the Cash Reserves Portfolio (the "Portfolio"), an open-end diversified management investment company for which Citibank, N.A. serves as Investment Advisor. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (2.0% at August 31, 1998).

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

A. Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. Investment Income -- The Fund earns interest income, net of Portfolio expenses, daily on its investment in the Portfolio. Realized gain and loss from securities transactions are recorded by the Portfolio on the identified cost basis, when recognized, and allocated to the Fund, along with net investment income, based on its investment in the Portfolio.

C. Dividends to Shareholders -- Dividends from net investment income are declared daily and paid monthly. Distributions from net realized gains or losses, if any, are declared daily as income and paid monthly.

D. Federal Income Taxes -- It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

E. Expenses -- The Fund bears all costs of its operations other than expenses specifically assumed by the Administrators.

F. Deferred Organization Expenses -- Organization expenses have been deferred and are being amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption of the Fund's initial share, will be reduced by the pro rata portion of any unamortized organization expenses which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

G. Other -- All of the net income of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio at the time of such determination.

     Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
     Notes To Financial Statements continued

(2) Administration Fee and Other
    Transactions With Affiliates

A. Administration Fee -- For services provided to the Fund, the Administrators are entitled jointly to an annual fee, payable monthly, at a maximum annual rate of 0.10% of the average daily net assets of the Fund. For the year ended August 31, 1998, administration fees totaling $158,800 were charged by U.S. Trust Connecticut, of which $128,164 were waived.

For the year ended August 31, 1998, the Fund paid FAS administration fees totaling $28,024. Edgewood receives no compensation from the Fund in its capacity as distributor of the Fund's shares.

For the year ended August 31, 1998, CGFSC received fees amounting to $24,745, for providing transfer agency services to the Fund.

B. Shareholder Servicing Fee -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with United States Trust Company of New York, a wholly-owned subsidiary of U.S. Trust, BISYS and Mid Atlantic Capital Group Inc. (the "Service Organizations") pursuant to which each Service Organization, as agent for its customers, provides administrative support services. For its services, each Service Organization may receive a fee from the Fund, which may not exceed, on an annual basis, an amount equal to 0.40% of the average daily net assets of Fund shares owned by customers of the Service Organization. For the year ended August 31, 1998, the Service Organizations received fees amounting to $22,271, which is net of $725,026 which was voluntarily waived, for providing shareholder servicing the Fund.

C. Other -- Independent Trustees receive an annual retainer of $4,000 and an additional $250 for each meeting of the Board of Trustees attended. In addition, the Trust reimburses independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees.

--------------------------------------------------------------------------------
 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Report of Independent Accountants


To the Trustees and the Shareholders of
Excelsior Funds (the Trust):
Excelsior Institutional Money Fund


In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Excelsior Institutional Money Fund (the "Fund"), a series of the Excelsior Funds, at August 31, 1998 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston Massachusetts
October 27, 1998



--------------------------------------------------------------------------------
 Important Tax Information unaudited



For the year ended August 31, 1998, 1.5% of the income dividends paid were derived from interest earned from U.S. Government and U.S. Government agency obligations.

     Cash Reserves Portfolio
--------------------------------------------------------------------------------
     Portfolio Of Investments August 31, 1998




                                               Principal
                                                 Amount
Issuer                                       (000's omitted)           Value
--------------------------------------------------------------------------------
ASSET BACKED--11.0%
Sigma Finance Corp.*
 5.64% due 8/27/99                             $  197,000        $ 196,990,868
Steers*
 5.641% due 10/15/98                              160,000          160,000,000
 5.652% due 11/10/98                              191,000          190,992,928
 5.648% due 3/25/99                                78,069           78,069,058
Strategic Money Market Trust
 Receipts*
 5.656% due 3/05/99                               213,000          213,000,000
Strats Trust*
 5.663% due 12/15/98                              130,000          130,000,000
                                                                 -------------
                                                                   969,052,854
                                                                 -------------
BANK NOTES--4.8%
Bank of New York
 5.50% due 2/17/99                                100,000           99,968,885
First Union Bank
 5.49% due 9/01/99                                 75,000           75,000,000
FCC National Bank
 5.68% due 6/03/99                                 50,000           49,974,737
 5.86% due 10/02/98                               100,000           99,995,126
Nationsbank
 5.57% due 6/25/99                                100,000           99,960,129
                                                                 -------------
                                                                   424,898,877
                                                                 -------------
CERTIFICATES OF DEPOSIT
(DOMESTIC)--1.8%
Chase Manhattan Bank
 5.74% due 5/10/99                                 57,000           56,977,486
Morgan Guaranty Trust Co.
 5.55% due 2/02/99                                100,000          100,000,000
                                                                 -------------
                                                                   156,977,486
                                                                 -------------


CERTIFICATES OF DEPOSIT
(EURO)--1.1%
Barclays Bank
 5.58% due 12/29/98                               100,000          100,003,242
                                                                 -------------
CERTIFICATES OF DEPOSIT
(YANKEE)--32.4%
ABN Amro Bank
 5.62% due 4/14/99                                 75,000           74,977,837
Bank of Nova Scotia
 5.65% due 3/29/99                                 38,000           37,969,974
 5.59% due 8/24/99                                 25,000           24,997,654


                                               Principal
                                                 Amount
Issuer                                       (000's omitted)           Value
---------------------------------------------------------------------------------
Bank of Tokyo Mitsubishi
 5.73% due 9/08/98                             $  400,000        $ 400,000,000
Barclays Bank
 5.82% due 10/05/98                               125,000          124,994,431
 5.53% due 2/23/99                                100,000           99,972,398
 5.70% due 3/30/99                                100,000           99,966,931
Bayeriche Landesbank
 5.70% due 1/07/99                                 60,000           59,991,936
 5.65% due 7/23/99                                 50,000           49,954,213
Credit Agricole Indosuez
 5.74% due 4/26/99                                 75,000           74,961,397
Credit Communal de Belgique
 5.62% due 3/19/99                                 45,000           44,975,420
Credit Suisse First Boston
 5.69% due 7/06/99                                100,000          100,000,000
Deutsche Bank
 5.62% due 2/26/99                                100,000           99,976,622
 5.65% due 3/02/99                                100,000           99,976,103
 5.65% due 8/06/99                                100,000           99,951,040
Rabobank Nederland
 5.60% due 3/17/99                                 50,000           49,986,831
 5.71% due 6/11/99                                100,000           99,962,179
 5.69% due 6/30/99                                 75,000           74,990,829
 5.64% due 7/30/99                                103,000          102,979,080
Societe Generale Bank
 5.75% due 4/06/99                                150,000          149,960,148
 5.76% due 4/16/99                                 75,000           74,982,134
Societe Generale Bank*
 5.563% due 5/20/99                               175,800          175,714,046
Svenska Handelsbanken
 5.75% due 5/04/99                                 57,000           56,981,681
 5.76% due 5/25/99                                 75,000           74,968,617
 5.74% due 6/01/99                                 77,000           76,960,883
Swiss Bank Corp.
 5.715% due 6/14/99                               100,000           99,969,983
Toronto Dominion Bank
 5.71% due 6/15/99                                100,000           99,969,868
 5.71% due 6/23/99                                 85,000           84,973,674
 5.54% due 8/18/99                                135,000          134,898,090
                                                                 -------------
                                                                 2,849,963,999
                                                                 -------------
COMMERCIAL PAPER--5.0%
Aspen Funding Corp.
 5.88% due 9/01/98                                140,000          140,000,000
General Electric Capital Corp.
 5.92% due 9/01/98                                100,000          100,000,000
 5.44% due 9/09/98                                 40,000           39,951,645

     Cash Reserves Portfolio
--------------------------------------------------------------------------------
     Portfolio Of Investments August 31, 1998 continued


                                       Principal
                                         Amount
Issuer                              (000's omitted)           Value
--------------------------------------------------------------------------------
J. P. Morgan & Co., Inc.
 5.376% due 12/11/98                $    25,000        $   24,622,933
Newport Funding Corp.
 5.875% due 9/01/98                     140,000           140,000,000
                                                       --------------
                                                          444,574,578
                                                       --------------
CORPORATE NOTES--23.0%
Associates Corp. of North
 America*
 5.61% due 1/04/99                      200,000           199,959,365
 5.53% due 6/29/99                      150,000           149,903,404
Bank One, Wisconsin*
 5.65% due 10/23/98                     100,000            99,988,872
Bear Stearns*
 5.62% due 6/04/99                      225,000           225,000,000
Credit Suisse*
 5.63% due 10/07/98                     200,000           200,000,000
 5.63% due 11/09/98                     125,000           125,000,000
J. P. Morgan & Co., Inc.*
 5.57% due 7/07/99                      210,000           209,896,991
Key Bank National
 Association*
 5.555% due 9/28/98                     200,000           199,989,284
 5.585% due 5/12/99                      88,000            87,956,661
Merrill Lynch & Co., Inc.*
 5.76% due 10/05/98                     100,000           100,013,442
PNC Bank National
 Association*
 5.60% due 10/02/98                     230,000           229,986,663
Royal Bank of Canada*
 5.54% due 2/16/99                      200,000           199,937,000
                                                       --------------
                                                        2,027,631,682
                                                       --------------
MEDIUM TERM NOTES--7.7%
Abbey National Treasury
 Services
 5.54% due 1/20/99                      125,000           124,991,658
 5.525% due 1/26/99                     100,000            99,982,606
 5.476% due 6/15/99                     100,000            99,914,519
 5.58% due 8/25/99                      100,000            99,961,541
Norwest Financial Inc.
 5.55% due 8/31/99                      100,000            99,971,291
Sigma Finance Corp.
 5.94% due 11/17/98                     150,000           150,000,000
                                                       --------------
                                                          674,821,615
                                                       --------------

                                       Principal
                                         Amount
Issuer                              (000's omitted)           Value
--------------------------------------------------------------------------------
PROMISSORY NOTES--4.0%
Goldman Sachs Group*
 5.699% due 11/13/98                $   350,000        $  350,000,000
                                                       --------------
TIME DEPOSITS--6.1%
Dresdner Bank
 6.00% due 9/01/98                      135,084           135,084,000
Harris Trust & Savings Bank
 5.938% due 9/01/98                     150,000           150,000,000
ING Bank
 5.938% due 9/01/98                      75,000            75,000,000
Norddeutsche Landesbank
 6.00% due 9/01/98                       76,200            76,200,000
Westdeutsche Landesbank
 5.938% due 9/01/98                     100,000           100,000,000
                                                       --------------
                                                          536,284,000
                                                       --------------
REPURCHASE AGREEMENTS--2.8%
First Union Bank Repurchase Agreement
   5.83% due 9/01/98 (collateralized by
   $48,468,000 Federal National Mortgage
   Association, Zero coupon due 12/14/98,
   valued at $48,475,849; $41,929,000,
   6.96% due 4/02/07, valued at
   $41,935,790; $46,763,000, 5.50% due
   2/25/00, valued at $46,770,573;
   $10,517,000, 6.65% due 11/14/07,
   valued at $10,518,703; $47,285,000
   Federal Home Loan Mortgage
   Association, 5.98% due 6/18/08, valued
   at $47,292,658; $31,716,000, 6.28%
   due 8/19/05, valued at $31,721,136;
   and $23,322,000, 6.51% due 8/18/808,
   valued at $23,325,777)
                                                          250,000,000
                                                       --------------
Total Investments at
   Amortized Cost                          99.7%        8,784,208,333
Other Assets, Less
   Liabilities                              0.3            21,701,283
                                    -----------        --------------
Net Assets                                100.0%       $8,805,909,616
                                    ===========        ==============

 * Variable interest rate -- subject to periodic change.

 See notes to financial statements

 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Statement of Assets and Liabilities   August 31, 1998


Assets:
Investments at value (Note 1A) ................................    $8,784,208,333
Interest receivable ...........................................        97,556,173
                                                                   --------------
 Total assets .................................................     8,881,764,506
Liabilities:
Payable for investment purchased ..............................        75,000,000
Payable to affiliate--Investment Advisory fee (Note 2A) .......           635,623
Accrued expenses and other liabilities ........................           219,267
                                                                   --------------
 Total liabilities ............................................        75,854,890
                                                                   --------------
Net Assets ....................................................    $8,805,909,616
                                                                   ==============
Represented by:
Paid-in capital for beneficial interests ......................    $8,805,909,616
                                                                   ==============




 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Statement of Operations
  For the Year Ended August 31, 1998


Interest Income (Note 1B): ...............................                       $513,556,789
Expenses:
Investment advisory fees (Note 2A) .......................    $  13,394,307
Administrative fees (Note 2B) ............................        4,464,769
Custody and fund accounting fees .........................        1,969,190
Audit fees ...............................................           39,700
Trustees' fees ...........................................           37,966
Legal fees ...............................................           31,427
Miscellaneous ............................................          112,193
                                                              -------------
   Total expenses ........................................       20,049,552
   Less aggregate amounts waived by Investment Adviser and
    Administrator (Notes 2A, and 2B) .....................      (11,119,870)
   Less fees paid indirectly (Note 1E) ...................             (797)
                                                              -------------
   Net expenses ..........................................                          8,928,885
                                                                                 ------------
   Net investment income .................................                       $504,627,904
                                                                                 ============


See notes to financial statements

 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets


                                                                          Year Ended August 31,
                                                               -------------------------------------------
                                                                       1998                   1997
                                                               --------------------   --------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................    $     504,627,904      $     339,604,126
                                                                -----------------      -----------------
Capital Transactions:
Proceeds from contributions ................................       30,335,511,897         33,685,999,190
Value of withdrawals .......................................      (29,691,630,125)       (30,810,390,668)
                                                                -----------------      -----------------
Net increase in net assets from capital transactions .......          643,881,772          2,875,608,522
                                                                -----------------      -----------------
Net Increase in Net Assets .................................        1,148,509,676          3,215,212,648
                                                                -----------------      -----------------
Net Assets:
Beginning of period ........................................        7,657,399,940          4,442,187,292
                                                                -----------------      -----------------
End of period ..............................................    $   8,805,909,616      $   7,657,399,940
                                                                =================      =================


 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Financial Highlights


                                                          Year Ended August 31,
                                                     --------------------------------
                                                           1998             1997
                                                     ---------------  ---------------
Ratios/Supplemental Data:
Net assets (000's omitted) ........................    $ 8,805,910      $ 7,657,400
Ratio of expenses to average net assets ...........           0.10%            0.10%
Ratio of net investment income to average net
 assets ...........................................           5.65%            5.57%
 Note: If agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:
Ratios:
Expenses to average net assets ....................           0.22%            0.23%
Net investment income to average net assets .......           5.53%            5.44%



                                                                   Year Ended August 31,
                                                     -------------------------------------------------
                                                           1996             1995             1994
                                                     ---------------  ---------------  ---------------
Ratios/Supplemental Data:
Net assets (000's omitted) ........................    $ 4,442,187      $ 4,765,406      $ 2,147,361
Ratio of expenses to average net assets ...........           0.10%            0.10%            0.11%
Ratio of net investment income to average net
 assets ...........................................           5.64%            5.88%            3.87%
 Note: If agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would  have been as follows:
Ratios:
Expenses to average net assets ....................           0.23%            0.23%            0.24%
Net investment income to average net assets .......           5.50%            5.75%            3.74%

See notes to financial statements

     Cash Reserves Portfolio
--------------------------------------------------------------------------------
     Notes To Financial Statements

(1) Significant Accounting Policies
Cash Reserves Portfolio (the Portfolio) is registered under the U.S. Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Signature Financial Group (Grand Cayman), Ltd.
(SFG) acts as the Portfolios Administrator and Citibank, N.A. (Citibank) acts as the Investment Adviser.

Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. Valuation of Investments -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolios use of amortized cost is subject to the Portfolios compliance with certain conditions as specified under Rule 2a-7 of the U.S. Investment Company Act of 1940.

B. Interest Income and Expenses -- Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG.

C. U.S. Federal Income Taxes -- The Portfolio is con-sidered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. Repurchase Agreements -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian banks vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreements underlying investments to ensure the existence of a proper level of collateral.

E. Fees Paid Indirectly -- The Portfolios custodian bank calculates its fees based on the Portfolios average daily net assets. The fees are reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

F. Other -- Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. Investment Advisory Fees and Administrative Fees

A. Investment Advisory Fee -- The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $13,394,307, of which $6,655,101 was voluntarily waived for the year ended August 31, 1998. The investment advisory fees are computed at an annual rate of 0.15% of the Portfolios average daily net assets.

B. Administrative Fees -- Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolios average daily net assets. The

     Cash Reserves Portfolio
--------------------------------------------------------------------------------
     Notes To Financial Statements continued

Administrative fees amounted to $4,464,769, all of which were voluntarily waived for the year ended August 31, 1998. The Portfolio pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. Investment Transactions

Purchases, maturities and sales of money market instruments aggregated $346,656,360,128 and $345,459,284,002, respectively, for the year ended August 31, 1998.

4. Line of Credit

The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Portfolio was $29,660. Since the line of credit was established, there have been no borrowings.

--------------------------------------------------------------------------------
 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Independent Auditors' Report


To the Trustees and the Investors of Cash Reserves Portfolio:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Cash Reserves Portfolio (the Portfolio) as at August 31, 1998 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Portfolios management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at August 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.




PricewaterhouseCoopers
Chartered Accountants

Toronto, Ontario
October 6, 1998

Administrators of the Fund
U.S. Trust Company of Connecticut
225 High Ridge Road
Stamford, CT 06905

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(617) 557-8000

Federated Administrative Services
Federated Investment Tower
1001 Liberty Avenue
Pittsburgh, PA 15222

Investment Adviser of the Portfolio
Citibank, N.A.
153 East 53rd Street
New York, NY 10043

Transfer Agent of the Fund
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 909-1989

Custodian and Transfer Agent
of the Portfolio
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor of the Fund
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230

Independent Accountants of the Fund
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110







USTEXIMA98

                                   EXCELSIOR
                                     FUNDS


























                                 Institutional
                                   Money Fund


















                                 Annual Report
                                August 31, 1998